Exhibit 8

                             JOINT FILING AGREEMENT

           In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, $0.50 par value, of Covanta Energy Corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 23rd day of December, 2002.


GREENHOUSE PARTNERS, L.P.                        GREENMINT LLC
By: Greenmint L.L.C.
    its general partner                          By: /s/Gary K. Duberstein
                                                     --------------------------
                                                     Gary K. Duberstein
By: /s/Gary K. Duberstein                            Member
    ----------------------------
    Gary K. Duberstein,
    Member                                       GREENBROOK VALLEY LLC

                                                 By: /s/Alfred D. Kingsley
                                                     --------------------------
GREENWAY PARTNERS, L.P.                              Alfred D. Kingsley
By: Greenhouse Partners, L.P.                        Member
    its general partner

By: Greenmint LLC, its general partner           GREENHUT, L.L.C.

By: /s/Gary K. Duberstein                        By: /s/Gary K. Duberstein
    ----------------------------                     --------------------------
    Gary K. Duberstein                               Gary K. Duberstein, Member
    Member

                                                 GREENHUT OVERSEAS, L.L.C.
GREENBELT CORP.
                                                 By: /s/Gary K. Duberstein
By: /s/Alfred D. Kingsley                            --------------------------
    ----------------------------                     Gary K. Duberstein, Member
    Alfred D. Kingsley,
    President

                                                 GREENTREE PARTNERS, L.P.
    /s/Alfred D. Kingsley
    ----------------------------
    Alfred D. Kingsley                           By: Greenhut, L.L.C.
                                                     its general partner

    /s/Gary K. Duberstein                        By: /s/Gary K. Duberstein
    ----------------------------                     --------------------------
    Gary K. Duberstein                               Gary K. Duberstein, Member


GREENSEA OFFSHORE, L.P.

By: Greenhut Overseas, L.L.C., its
    investment general partner

By: /s/Gary K. Duberstein
    ----------------------------
    Gary K. Duberstein, Member